RELATED PARTIES	6 Months Ended
Jun. 30, 2024
Related Party [Abstract]
RELATED PARTIES	RELATED PARTIES
In the normal course of operations, the partnership enters into transactions with related parties. These transactions have been measured at exchange value and are recognized in the consolidated financial statements. The immediate parent of the partnership is Brookfield Property Partners Limited. The ultimate parent of the partnership is Brookfield Corporation. Other related parties of the partnership include the Corporation’s subsidiaries and operating entities, certain joint ventures and associates accounted for under the equity method, as well as officers of such entities and their spouses.

The partnership has a management agreement with its service providers, wholly-owned subsidiaries of the Corporation. Pursuant to a Master Services Agreement, the partnership pays a base management fee (“base management fee”), to the service providers. The management fee is calculated at an annualized rate of 1.05% of the sum of the following amounts, as of the last day of the immediately preceding quarter: (i) the equity attributable to unitholders for our Office, Retail and the Corporate segments; and (ii) the carrying value non-voting common equity of a BPY subsidiary (“Canholdco Class B Common Shares”) and any fees payable by us in connection with our commitment to private real estate funds of any service providers but for the election by us for such fees to be added to the management fee (but excluding any accrued fees that have not become due and payable). For the three and six months ended June 30, 2024, the partnership paid a base management fee of $44 million and $89 million (2023 - $50 million and $99 million), respectively.

In connection with the issuance of preferred equity units of the operating partnership to a third party in the fourth quarter of 2014, the Corporation contingently agreed to acquire the seven-year and ten-year tranches of preferred equity units from the holder for the initial issuance price plus accrued and unpaid distributions and to exchange such units for preferred equity units with terms and conditions substantially similar to the twelve-year tranche to the extent that the market price of the LP Units is less than 80% of the exchange price at maturity. On December 30, 2021, the Corporation acquired the seven-year tranche of preferred equity units from the holder and exchanged such units for REUs. The seven-year tranche of preferred equity units were subsequently canceled.
The following table summarizes transactions with related parties:

(US$ Millions)	Jun. 30, 2024	Dec. 31, 2023
Balances outstanding with related parties:
Net (payables)/receivables within equity accounted investments	$(21)	$(112)
Loans and notes receivable	270	112
Corporate borrowings	(1,166)	(1,076)
Property-specific debt obligations	(1,066)	(1,473)
Loans and notes payable and other liabilities	(773)	(901)
Preferred shares held by Brookfield Corporation	(2,735)	(2,708)
Brookfield Corporation interest in Canholdco	(1,295)	(1,415)
Preferred shares held by Brookfield Reinsurance Ltd. (“BNRE”)	(1,600)	(1,600)

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2024	2023	2024	2023
Transactions with related parties:
Commercial property revenue(1)	$16	$(4)	$31	$29
Management fee income	60	(8)	107	71
Interest expense on debt obligations	50	18	90	41
General and administrative expense(2)	83	95	166	181
Construction costs(3)	13	19	36	35
Distributions on Brookfield Corporation’s interest in Canholdco	4	8	9	36
Capital calls, net funded by BNRE(4)	—	17	—	53
Incentive fees	—	—	5	11
(1)Amounts received from the Corporation and its subsidiaries for the rental of office premises.
(2)Includes amounts paid to the Corporation and its subsidiaries for management fees, management fees associated with the partnership’s investments in private funds, and administrative services.
(3)Includes amounts paid to the Corporation and its subsidiaries for construction costs of development properties.
(4)BNRE, which is accounted for under the equity method by the Corporation, has an additional commitment in BSREP IV.

As of June 30, 2024, balances outstanding with related parties include a net payable balance with BN of $871 million.

On January 1, 2023, the partnership acquired a 23% LP interest in the foreign investments owned by BSREP IV from an indirect subsidiary of the Corporation (“Acquisition of Foreign Investments”) for consideration of $588 million through the issuance of a non-interest bearing note. In February 2023, there was a $530 million capital call in respect to BSREP IV U.S. and foreign investments. The partnership repaid the non-interest bearing note and funded the capital call through the issuance of LP Units, Special LP Units and REUs to the Corporation. The Corporation retained an identical indirect economic interest in the BSREP IV investment before and after the transaction.

In May 2023, there was a $507 million capital call in respect to BSREP IV investments. The partnership funded the capital call through the issuance of LP Units, Special LP Units and REUs to the Corporation.

In June 2023, the partnership sold partial interests in six Office assets to BNRE, including partial interest in three assets in the U.S. for net proceeds of approximately $306 million and three assets in Canada for net proceeds of approximately C$405 million ($306 million).

In August 2023, in a series of related transactions the partnership issued $1.6 billion of mandatory convertible non-voting preferred shares which are now held by a wholly-owned subsidiary of BNRE. Upon conversion, it is expected that BNRE will assume a partial interest in the partnership’s LP interest in BSREP IV. The partnership will continue to consolidate its LP interest in BSREP IV until conversion, as its contractual rights and exposure to variable returns to BSREP IV and its underlying investments remains unchanged. The partnership received $1.6 billion in notes receivable as consideration in these transactions. There were two capital calls in September and December 2023 of $263 million and $101 million, respectively, in respect to BSREP IV investments, which were funded by the partial paydown of the note receivable.

In June 2024, the partnership sold partial interests in ten Office and Retail assets in the U.S. and Canada to BNRE, for net proceeds of approximately $1.3 billion. The partnership used the proceeds from these dispositions toward repayments of corporate and asset-level debt.